Exhibit 99.1

ESSA Pharma Inc. Amends Agreement with XenoTherapeutics

Shareholders expected to receive approximately $0.12 per share in cash upon closing of transaction and up to approximately $0.14 per CVR under revised terms

Further Adjourns Special Meeting to October 3, 2025

SOUTH SAN FRANCISCO, USA AND VANCOUVER, CANADA, Sept. 24, 2025 - ESSA Pharma Inc. (“ESSA,” or the “Company”) (NASDAQ: EPIX) today announced that it has reached an agreement to amend its previously announced Business Combination Agreement (the “Amended Agreement”) with XenoTherapeutics Inc. (“Xeno”), a non-profit biotechnology company. XOMA Royalty Corporation (“XOMA Royalty”) (NASDAQ: XOMA) continues to act as structuring agent and intends to provide financing for the transaction (the “Transaction”).

Under the Amended Agreement, ESSA shareholders are now expected to receive approximately US$0.12, exclusive of future non-transferable contingent value right (“CVR”) payments and exclusive of the approximately US$1.69 of cash previously distributed to ESSA shareholders, per Common Share at closing (as compared to the approximately US$1.91 that was originally estimated as the aggregate distribution, as described in greater detail below), plus one CVR per Common Share, which CVR now represents the right to receive up to approximately US$0.14 per CVR and payable within specified periods following the close of the Transaction. The potential CVR payment of US$0.14 per Common Share represents up to US$6.7 million in the aggregate that may be distributed to CVR holders depending on the outcome of certain contingent liabilities. ESSA and Xeno are making this change in light of potential liabilities, associated expenses and the latest estimates of the Company’s expected cash balance at closing. ESSA will be filing the Amended Agreement on a Current Report on Form 8-K.

As previously disclosed on July 14, 2025, ESSA shareholders were expected to receive a cash payment per Common Share determined based on ESSA’s cash balance at closing, plus one CVR per Common Share. At that time, ESSA estimated that shareholders would receive approximately US$1.91 per Common Share, exclusive of any CVR payments. On August 22, 2025, ESSA distributed approximately US$1.69 per Common Share to its shareholders as an initial cash distribution.

ESSA intends to apply to the Supreme Court of British Columbia (the “Court”) to amend the interim order obtained from the Court on August 5, 2025 (the “Interim Order”) following the adjournment of the Meeting. The amended Interim Order would provide for a new Meeting date of October 3, 2025, a new deadline to deliver notices of dissent of October 1, 2025, a new Court hearing date for approval of the Arrangement of October 7, 2025 and a deadline of October 3, 2025 for responses for persons intending to attend the October 7th hearing.

Special Meeting to Reconvene on October 3, 2025

In connection with the Amended Agreement, ESSA also announced today that it has further adjourned its special meeting of the holders of common shares of the Company (“Common Shares” and the holders of such Common Shares, the “Shareholders”), optionholders and warrantholders (the “Special Meeting”) scheduled to occur on September 29, 2025.

The Special Meeting will now reconvene at 2:00 p.m. (Pacific Time) on October 3, 2025. The Special Meeting will still be held online via a live interactive webcast on the internet at https://meetnow.global/MHPMJ4R.

The additional adjournment will allow time for shareholders to consider and approve the Amended Agreement. Shareholders who have already voted on the transaction and do not wish to change their vote do not need to take any further action.

ESSA will file supplemental proxy materials reflecting the revised terms in due course.

Advisors

Leerink Partners is serving as the exclusive financial advisor to ESSA and Blake, Cassels & Graydon LLP and Skadden, Arps, Slate, Meagher & Flom LLP are serving as ESSA’s Canadian legal counsel and U.S. legal counsel, respectively.

Stikeman Elliott LLP and Gibson, Dunn & Crutcher LLP are serving as XOMA Royalty’s Canadian legal counsel and U.S. legal counsel, respectively.

About ESSA Pharma Inc.

ESSA is a pharmaceutical company that was previously focused on developing novel and proprietary therapies for the treatment of patients with prostate cancer. For more information, please visit www.essapharma.com.

About XenoTherapeutics, Inc.

XenoTherapeutics Inc. is a Massachusetts-based 501(c)(3) research foundation focused on advancing xenotransplantation through scientific research, clinical development, and public education. For more information, please visit www.xenotx.org.

About XOMA Royalty Corporation

XOMA Royalty is a biotechnology royalty aggregator that has an extensive and growing portfolio of assets (asset defined as the right to receive potential future economics associated with the advancement of an underlying therapeutic candidate). For more information about the Company and its portfolio, please visit www.xoma.com or follow XOMA Royalty Corporation on LinkedIn.

Forward Looking Statements

This communication, and any related oral statements, contains certain information which, as presented, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements include, but are not limited to, statements that relate to future events and often address expected future business and financial performance, containing words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend,” statements that an action or event “may,” “might,” “could,” “should,” or “will” be taken or occur, or other similar expressions and include, but are not limited to, statements regarding the proposed timing and completion of the Transaction, and other statements that are not statements of historical facts.

In this communication, these forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the Special Meeting, the expected date of closing of the Transaction and the potential benefits thereof, the CVR and the Company’s business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of the Company to control or predict, and which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Transaction and the anticipated benefits thereof. Such statements reflect the Company’s current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, regulatory, political and social uncertainties and contingencies. Forward-looking statements may be based on various material assumptions, and are subject to risks and uncertainties, including but not limited to those related to (i) the completion of the Transaction on anticipated terms and timing, including obtaining required securityholder, regulatory and court approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the potential for the date of the Special Meeting to change; (iii) potential litigation relating to the Transaction that could be instituted by or against the Company, Xeno, XOMA Royalty or their respective directors or officers, including the effects of any outcomes related thereto; (iv) potential exposure or liability relating to the due bill communication matter that occurred on August 25, 2025, (v) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (viii) continued availability of capital and financing and rating agency actions; (ix) legislative, regulatory and economic developments affecting the Company’s business; (x) the accuracy of the Company’s financial projections; (xi) general business, market and economic conditions; (xii) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiv) significant transaction costs associated with the Transaction; (xv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s Annual Report on Form 10-K dated December 17, 2024, under the heading “Risk Factors,” a copy of which is available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca, and as otherwise disclosed from time to time on the Company’s EDGAR and SEDAR+ profiles; and (xviii) the risks and uncertainties that are described in the definitive proxy statement and management information circular for the Company’s securityholders filed with the U.S. Securities and Exchange Commission on August 11, 2025 (the “SEC,” and such statement, the “Proxy Statement”) available from the sources indicated above.

These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date that statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable United States and Canadian securities laws. Readers are cautioned against attributing undue certainty to forward-looking statements.

Important Additional Information and Where to Find It

In connection with the proposed Transaction between the Company, Xeno and XOMA Royalty, the Company has filed with the SEC the definitive Proxy Statement on August 11, 2025, and the Proxy Statement was first sent or provided to the Company securityholders on August 11, 2025. The Company may also file other documents with the SEC regarding the proposed Transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC or send or provide to the Company securityholders in connection with the Transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by the Company (when they become available) through the website maintained by the SEC at www.sec.gov, on SEDAR+ at www.sedarplus.ca, or at the Company’s website at www.essapharma.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Transaction. Additional information regarding such participants, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “THE ARRANGEMENT–Interests of the Company’s Directors and Executive Officers in the Arrangement”, “IMPORTANT INFORMATION ABOUT THE COMPANY–Security Ownership” and “INTERESTS OF THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IN THE ARRANGEMENT” contained in the Proxy Statement. Information relating to the foregoing can also be found in the Company’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on January 22, 2025. To the extent holdings of securities by potential participants changed since the applicable “as of” date disclosed in the Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.